Exhibit 99.1

3M Announces Preliminary Results of Split-Off Exchange Offer; Intends to Accept
Tendered Shares and Expects Closing of the Neogen Transaction Today

PR Newswire

ST. PAUL, Minn., Sept. 1, 2022

ST. PAUL, Minn., Sept. 1, 2022 /Newswire – 3M (NYSE: MMM) announced today the preliminary results of its split-off exchange offer to 3M stockholders to exchange their shares of 3M common stock for shares of common stock of Garden SpinCo Corporation (“SpinCo”).  The exchange offer was conducted in connection with the previously announced pending separation of 3M’s food safety business and the subsequent merger of SpinCo, a subsidiary of 3M formed to hold the food safety business, with a subsidiary of Neogen Corporation (“Neogen”).

3M intends to accept shares of 3M common stock validly tendered in the exchange offer, subject to proration, and expects the closing of the merger to occur later today immediately after 3M’s acceptance of such shares, following the satisfaction or waiver of all remaining closing conditions.

In the exchange offer, 3M stockholders had the option to exchange some, none or all of their shares of 3M common stock for shares of SpinCo common stock, subject to proration and with an exchange ratio of approximately 6.7713 shares of SpinCo common stock for each share of 3M common stock that is validly tendered, not properly withdrawn and accepted for exchange. Upon completion of the merger, each share of SpinCo common stock will be converted into the right to receive one share of Neogen common stock. As a result, 3M stockholders who tendered shares of 3M common stock in the exchange offer will receive approximately 6.7713 shares of Neogen common stock (subject to the receipt of cash in lieu of fractional shares) for each share of 3M common stock accepted for exchange.

Exchange Offer Preliminary Results

Pursuant to the exchange offer, which expired at 11:59 p.m., New York City time, on August 31, 2022, and based on a preliminary count by the exchange offer agent, a total of approximately 215,199,594 shares of 3M common stock were tendered prior to the expiration of the exchange offer, including approximately 111,056,104 shares tendered pursuant to guaranteed delivery procedures. Based on the preliminary results, 3M will exchange a total of approximately 15,989,536 shares of 3M common stock in the exchange offer, resulting in a preliminary proration factor of approximately 6.95 percent. The preliminary results include an estimated 1,115,836 shares of 3M common stock tendered by odd-lot stockholders not subject to proration.

3M will not be able to determine the final proration factor until after the expiration of the guaranteed delivery period at 5:00 p.m., New York City time, on September 2, 2022. 3M will publicly announce the final results, including the final proration factor, which may be different from today’s preliminary estimates, after they have been determined. Once the final results of the exchange offer are available, Neogen’s exchange agent will deliver the appropriate number of shares of Neogen common stock, as well as cash in lieu of fractional shares.

Because more than 15,989,536 shares of 3M common stock were tendered, all shares of 3M common stock owned by 3M will be distributed in the exchange offer, and no shares of SpinCo common stock will be distributed as a pro rata dividend.

For more information about the exchange offer, please contact the information agent, Georgeson LLC, at 1290 Avenue of the Americas, 9th Floor, New York, NY 10104 or at the telephone number 888-607-6511 (toll-free in the United States).

About 3M

3M (NYSE: MMM) believes science helps create a brighter world for everyone. By unlocking the power of people, ideas and science to reimagine what’s possible, our global team uniquely addresses the opportunities and challenges of our customers, communities, and planet. Learn how we’re working to improve lives and make what’s next at 3M.com/news or on Twitter at @3M or @3MNews.

3M Media Contact:
Jennifer Ehrlich
(651) 592-0132 or 3Mnews@mmm.com

3M Investor Contact:
Bruce Jermeland
(651) 733-1807

Diane Farrow
(612) 202-2449

Cautionary Note on Forward-Looking Statements

This release includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between Neogen, 3M and SpinCo. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, the expected benefits of the proposed transaction, including future financial and operating results and strategic benefits, the tax consequences of the proposed transaction, and the combined Neogen-SpinCo company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward-looking statements.

These forward-looking statements are based on Neogen and 3M’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from Neogen and 3M’s current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the proposed transaction may not be satisfied or waived, on a timely basis or otherwise; (2) the risk that the proposed transaction may not be completed on the terms or in the timeframe expected by Neogen, 3M and SpinCo, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the business of Neogen and the Food Safety Business, on the expected timeframe or at all; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in the combined company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that stockholder litigation in connection with the proposed transaction or other litigation, settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions; (13) actions by third parties, including government agencies; (14) the risks that the anticipated tax treatment of the proposed transaction is not obtained; (15) the risk of greater than expected difficulty in separating the Food Safety Business from the other businesses of 3M; (16) risks related to the disruption of management time from ongoing business operations due to the pendency of the proposed transaction, or other effects of the pendency of the proposed transaction on the relationship of any of the parties to the proposed transaction with their employees, customers, suppliers, or other counterparties; and (17) risk factors detailed from time to time in Neogen’s and 3M’s reports filed with the Securities and Exchange Commission (the “SEC”), including Neogen’s and 3M’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including Neogen’s registration statement on Form S-4 (Reg. No. 333-263667) that includes a prospectus relating to the shares of Neogen common stock to be issued in the proposed transaction, as amended and supplemented (the “Neogen Registration Statement”), which was declared effective by the SEC on August 4, 2022 and SpinCo’s registration statement on Form S-4 and Form S-1 (Reg. No. 333-263669) in connection with its separation from 3M that contains a prospectus relating to the shares of SpinCo common stock to be issued in the proposed transaction, as amended and supplemented (the “SpinCo Registration Statement”), which was declared effective by the SEC on August 4, 2022 , in each case, filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. None of Neogen, 3M or SpinCo undertakes, and each party expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction, SpinCo filed the SpinCo Registration Statement and Neogen filed the Neogen Registration Statement.  In addition, 3M filed with the SEC on August 4, 2022 a Schedule TO (as may be amended and supplemented, the “3M Schedule TO”) in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE SPINCO REGISTRATION STATEMENT, NEOGEN REGISTRATION STATEMENT, 3M SCHEDULE TO AND ANY OTHER RELEVANT DOCUMENTS THAT ARE MADE AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT NEOGEN, 3M, SPINCO AND THE PROPOSED TRANSACTION. The SpinCo Registration Statement, Neogen Registration Statement, 3M Schedule TO and other documents relating to the proposed transaction (as they become available) can also be obtained free of charge from the SEC’s website at www.sec.gov. The SpinCo Registration Statement, Neogen Registration Statement, 3M Schedule TO and other documents (as they become available) can also be obtained free of charge from 3M upon written request to 3M Investor Relations Department, Bldg. 224-1 W-02, St. Paul, MN 55144, or by e-mailing investorrelations@3M.com or upon written request to Neogen’s Investor Relations, 620 Lesher Place, Lansing, Michigan 48912 or by e-mailing ir@neogen.com.

No Offer or Solicitation

This release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.